         --------------------------------------------------------------------
                                         THE
                                    MALAYSIA FUND,
                                         INC.
         --------------------------------------------------------------------




                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER




                               THE MALAYSIA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Dato Malek Merican
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER

Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lampur, Malaysia
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1998, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -29.60% compared to -28.08% for the U.S. dollar adjusted Kuala Lumpur Stock Exchange Composite Index (the "Index"). For the one year ended June 30, 1998 and for the period since the Fund's commencement of operations on May 4, 1987 through June 30, 1998, the Fund's total return, based on net asset value per share, was -77.55% and -40.32%, respectively, compared to -74.14% and -30.10%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $5 3/8, representing a 54.2% premium to the Fund's net asset value per share.

The Malaysian stock market resumed its decline in the second quarter following its sharp rally during the first quarter of 1998. The Index fell 44.26% in U.S. dollar terms during the second quarter. The Fund was affected by these market conditions and the Fund's net asset value fell 42.12% during the second quarter.

The key factor behind the market's decline was the realization that the economy had fallen into a recession that would be more severe and last longer than anticipated. To understand the causes of the recession and what needs to happen for the economy to improve, one must understand a few features of the Malaysian economy. The first is that exports are very important to Malaysia. Exports have equaled 70-80% of gross domestic product over the last few years. Electronics exports are particularly significant. Export growth in U.S. dollar terms had been lackluster in recent years even before the regional currency crisis began. The ringgit devaluation theoretically should have boosted exports, yet exports as measured in dollars have actually been falling in 1998. Weak electronics demand and weak pricing power following the region-wide devaluations have contributed to these declines. An improvement in export trends would be a strong positive for the market.

The second key problem facing Malaysia is the high level of domestic debt built up during the boom years. Unlike some of its neighbors, Malaysia does not face a foreign debt crisis. However, domestic ringgit-denominated debt totals approximately 160-170% of gross domestic product, which is a very high level. The government tightened monetary policy early this year to defend the currency during the worst of the regional currency crisis. Higher interest rates strengthened the currency but had a severe impact on consumption and investment given the economy's high leverage. For example, car sales fell over 60% year-on-year during the first 5 months of 1998, falling to levels not seen in ten years. Non-performing loans have been increasing rapidly within the banking system during this period.

The government has responded to the country's economic problems. First, the Malaysian government now acknowledges that the economy is likely to shrink this year. Policy-makers recognize the banking system's bad loan problems, and are currently arranging financing for a government-run Asset Management Corporation which will buy bad loans from the banks. A fiscal package including higher government infrastructure spending has been proposed and will be implemented over the next twelve months. Finally, the government has signaled that monetary policy will be eased. This has led to some currency weakness but is probably necessary.

Within this context, the Fund is currently overweight U.S. dollar earning exporters like Kuala Lumpur Kepong and consumer non-durable stocks, including Rothmans and Nestle Malaysia. We like the local affiliates of consumer multinationals in Malaysia due to their strong managements, high returns on equity, sound balance sheets and exposure to markets where consumer demand has been fairly resilient. We have been underweight the banks and the large state-owned utilities, including Telekom Malaysia and Tenaga. However, we recently added to our Telekom Malaysia position based on valuation and some signs of consolidation within the telecommunication industry.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight for the investment management of the Fund. Effective August 1, 1998, Timothy D. Jensen and Ashutosh Sinha assumed primary responsibility for the day-to-day management of the Fund's assets. Timothy Jensen joined MSAM in 1998. He is a Principal and a member of MSAM's emerging markets group focusing primarily on the East Asian markets. Prior to joining MSAM, he was a Partner at Ardsley Partners, where he managed a portion of the emerging markets assets. Prior to that, he was a Vice President at Bankers Trust, where he was responsible for management of a Latin American equity portfolio. Ashutosh Sinha joined MSAM in 1995. He is a Vice President and a member of MSAM's emerging markets group focusing primarily on the East Asian and Middle Eastern markets. Prior to joining MSAM, he spent two years at SBI Funds Management Ltd., where he was an analyst for the India Magnum Fund. Previous to that, he worked for three years as a consultant for Citicorp Overseas Software Ltd.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

The Malaysia Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------



                                                                    TOTAL RETURN (%)
HISTORICAL                         -------------------------------------------------------------------------------
INFORMATION                             MARKET VALUE (1)           NET ASSET VALUE (2)             INDEX (3)
                                   ------------------------       --------------------       ---------------------
                                                    AVERAGE                    AVERAGE                     AVERAGE
                                   CUMULATIVE        ANNUAL       CUMULATIVE    ANNUAL       CUMULATIVE     ANNUAL
                                   ----------       -------       ----------   -------       ----------    -------
          Fiscal Year to Date        -17.23%            --         -29.60%         --          -28.08%         --
          One Year                   -62.11         -62.11%        -77.55      -77.55%         -74.14      -74.14%
          Five Year                  -48.53+        -12.44+        -68.82+     -20.79+         -60.58       -16.99
          Ten Year                    16.62+          1.55+        -31.40+      -3.70+         -21.10        -2.34
          Since Inception*            -8.08+         -0.75+        -40.32+      -4.52+         -30.10        -3.16

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION


                                   [GRAPH]


                                                                 YEAR ENDED DECEMBER 31,                              SIX MONTHS
                                                                                                                        ENDED
                                                                                                                       JUNE 30,
                             1988     1989     1990     1991     1992     1993      1994     1995     1996     1997      1998
                            ------  -------  -------  -------  -------  -------   -------  -------  -------  -------  ----------
Net Asset Value Per Share.. $ 8.98  $ 13.77  $ 12.41  $ 13.55  $ 16.28  $ 27.32   $ 18.57  $ 18.58  $ 19.29  $  5.04  $  3.49
Market Value Per Share..... $ 7.50  $ 18.75  $ 11.38  $ 11.75  $ 16.25  $ 28.00   $ 17.38  $ 17.00  $ 17.50  $  6.56  $  5.38
Premium/(Discount).........  -16.5%    36.2%    -8.3%   -13.3%    -0.2%     2.5%     -6.4%    -8.5%    -9.3%    30.2%    54.2%
Income Dividends........... $ 0.17  $  0.11  $  0.21  $  0.07       --  $  0.16   $  0.02       --       --       --  $  0.03
Capital Gains Distributions     --       --       --       --       --  $  1.13   $  3.59  $  0.84  $  2.82  $  0.51       --
Fund Total Return (2)......  23.32%   54.57%   -8.35%    9.80%   20.15%   98.28%+  -18.87%    4.33%   19.93%  -72.89%  -29.60%
Index Total Return (3).....  25.73%   57.91%  -10.02%    9.13%   20.19%   92.60%   -19.66%    3.05%   25.12%  -68.71%  -28.08%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index is a broad based capitalization weighted index of 100 stocks listed on the exchange, including dividends.
  *  The Fund commenced operations on May 4, 1987.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

The Malaysia Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS


                                  [CHART]

Equity Securities                           (84.9%)

Short-Term Investments                      (15.1%)

--------------------------------------------------------------------------------
SECTORS


                                  [CHART]

Automobiles                                  (5.2%)
Banking                                      (4.3%)
Beverages & Tobacco                         (14.9%)
Energy Sources                               (7.0%)
Leisure & Tourism                            (8.1%)
Miscellaneous Materials & Commodities       (12.9%)
Other                                       (23.7%)
Utilities -- Electrical & Gas                (9.2%)
Transportation -- Shipping                   (5.0%)
Telecommunications                           (5.1%)
Multi-Industry                               (4.6%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                          PERCENT OF
                                          NET ASSETS
                                          ----------
  1.  Rothmans of Pall Mall Bhd              5.8%
  2.  Telekom (Malaysia) Bhd                 5.1
  3.  Malaysian International Shipping Bhd   5.0
  4.  Petronas Gas Bhd                       4.7
  5.  Sime Darby Bhd                         4.6
  6.  Genting Bhd                            4.6
  7.  Tenaga Nasional Bhd                    4.5
  8.  Malayan Banking Bhd                    4.3
  9.  Kuala Lumpur Kepong Bhd                4.2
 10.  Tanjong plc                            3.6
                                            ----
                                            46.4%
                                            ----
                                            ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 1998

                                                                      VALUE
                                                      SHARES          (000)
----------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (90.4%)
(Unless otherwise noted)
----------------------------------------------------------------------------
AUTOMOBILES (5.2%)
   MBM Resources Bhd                                 875,000    U.S.$   230
   Oriental Holdings Bhd                             190,000            316
(a,b)Tan Chong International
     (Hong Kong)                                   6,462,000            625
   Tan Chong Motor Holdings Bhd                    3,222,000            586
                                                                ------------
                                                                      1,757
                                                                ------------
----------------------------------------------------------------------------
BANKING (4.3%)
   Malayan Banking Bhd                             1,445,000          1,455
   Southern Bank Bhd (Foreign)                        70,000             21
                                                                ------------
                                                                      1,476
                                                                ------------
----------------------------------------------------------------------------
BEVERAGES & TOBACCO (14.9%)
   Carlsberg Brewery (Malaysia) Bhd                  351,000          1,066
   Guinness Anchor Bhd                               967,000          1,025
   R.J. Reynolds Bhd                                 720,500            998
   Rothmans of Pall Mall Bhd                         283,000          1,960
                                                                ------------
                                                                      5,049
                                                                ------------
----------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.5%)
   Nanyang Press Bhd                                 295,000            206
   Star Publications (Malaysia)                      759,000            637
                                                                ------------
                                                                        843
                                                                ------------
----------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (0.7%)
   Lityan Holdings Bhd                                36,000             15
   Malaysian Pacific Industries Bhd                  200,000            236
                                                                ------------
                                                                        251
                                                                ------------
----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (1.4%)
   Dialog Group Bhd                                  559,000            469
                                                                ------------
----------------------------------------------------------------------------
ENERGY SOURCES (7.0%)
   Petronas Gas Bhd                                  856,000          1,588
   Shell Refining Co. Bhd                            556,000            790
                                                                ------------
                                                                      2,378
                                                                ------------
----------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (3.3%)
   Nestle (Malaysia) Bhd                             240,000          1,087
   Yeo Hiap Seng (Malaysia) Bhd                       69,000             33
                                                                ------------
                                                                      1,120
                                                                ------------
----------------------------------------------------------------------------
LEISURE & TOURISM (8.1%)
   Genting Bhd                                       861,200          1,556
   Tanjong plc                                       870,000          1,206
                                                                ------------
                                                                      2,762
                                                                ------------
----------------------------------------------------------------------------
METALS -- NON-FERROUS (2.4%)
   MNI Holdings Bhd                                  838,000    U.S.$   812
                                                                ------------
----------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (12.9%)
   Austral Enterprises Bhd                           109,000             92
   Golden Hope Plantations Bhd                     1,017,000            931
   Hap Seng Consolidated Bhd                       1,970,000          1,044
   IOI Corporation Bhd                             1,772,000            884
   Kuala Lumpur Kepong Bhd                           887,000          1,432
                                                                ------------
                                                                      4,383
                                                                ------------
----------------------------------------------------------------------------
MULTI-INDUSTRY (4.6%)
   Sime Darby Bhd                                  2,271,400          1,565
                                                                ------------
----------------------------------------------------------------------------
REAL ESTATE (2.1%)
   Selangor Properties Bhd                         1,109,000            454
   Tan & Tan Development Bhd                         818,000            253
                                                                ------------
                                                                        707
                                                                ------------
----------------------------------------------------------------------------
RECREATION -- OTHER CONSUMER GOODS (1.7%)
   Amway (Malaysia) Holdings Bhd                     361,000            591
                                                                ------------
----------------------------------------------------------------------------
TELECOMMUNICATIONS (5.1%)
   Telekom (Malaysia) Bhd                          1,029,000          1,736
                                                                ------------
----------------------------------------------------------------------------
TRANSPORTATION -- SHIPPING (5.0%)
   Malaysian International
     Shipping Bhd                                  1,171,000          1,707
                                                                ------------
----------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (9.2%)
   Powertek Bhd                                      660,000            700
(a)Puncak Niaga Holding Bhd                        1,134,000            394
   Tenaga Nasional Bhd                             1,267,000          1,526
(a)YTL Power International Bhd                       907,000            494
                                                                ------------
                                                                      3,114
                                                                ------------
----------------------------------------------------------------------------
TOTAL MALAYSIAN COMMON STOCKS
   (Cost U.S.$56,662)                                                30,720
                                                                ------------
----------------------------------------------------------------------------


                                                        FACE
                                                      AMOUNT
                                                       (000)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (15.1%)
----------------------------------------------------------------------------
Repurchase Agreement (15.1%)
  Chase Securities, Inc. 5.40%,
    dated 6/30/98, due 7/1/98,
    to be repurchased at U.S.
    $5,145, collateralized by
    U.S.$4,565, United States
    Treasury Bonds, 6.625%,
    due 2/15/27, valued at
    U.S.$5,267 (Cost U.S.$5,144)              U.S.$    5,144          5,144
                                                                ------------
----------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                      AMOUNT          VALUE
                                                       (000)          (000)
----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (1.0%)
  Malaysian Ringgit
    (Cost U.S.$312)                              MYR   1,327  U.S.$     319
                                                              --------------
----------------------------------------------------------------------------
TOTAL INVESTMENTS (106.5%)
    (Cost $62,118)                                                   36,183
                                                              --------------
----------------------------------------------------------------------------
OTHER ASSETS (5.9%)
  Receivable for Investments Sold              U.S.$   1,909
  Dividends Receivable                                    87
  Interest Receivable                                      1
  Other Assets                                            13          2,010
                                               -------------  --------------
----------------------------------------------------------------------------
LIABILITIES (-12.4%)
  Payable for:
    Investments Purchased                             (3,629)
    Dividends Declared                                  (332)
    Custodian Fees                                       (52)
    Professional Fees                                    (45)
    Shareholder Reporting Expenses                       (38)
    U.S. Investment Advisory Fees                        (28)
    Directors' Fees and Expenses                         (26)
    Net Unrealized Loss on Foreign
      Currency Exchange Contracts                        (25)
    Administrative Fees                                   (8)
    Malaysian Investment
      Advisory Fees                                       (7)
    Other Liabilities                                    (19)        (4,209)
                                               -------------  --------------
----------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 9,732,966, issued and
    outstanding U.S.$0.01 par value
    shares (20,000,000 shares authorized)                     U.S.$  33,984
                                                              --------------
                                                              --------------
----------------------------------------------------------------------------
NET ASSETS VALUE PER SHARE                                    U.S.$    3.49
                                                              --------------
                                                              --------------
----------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF :
----------------------------------------------------------------------------
  Common Stock                                                U.S.$      97
  Capital Surplus                                                   121,159
  Accumulated Net Investment Loss                                      (425)
  Accumulated Net Realized Loss                                     (60,975)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                   (25,872)
----------------------------------------------------------------------------
TOTAL NET ASSETS                                              U.S.$  33,984
                                                              --------------
                                                              --------------
----------------------------------------------------------------------------

(a) -- Non-income producing
(b) -- Security valued at fair value -- see note A-1 to financial statements.
June 30, 1998 exchange rate --
       Malaysian Ringgit (MYR) 4.150= U.S. $1.00.
NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.

----------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                   IN                         NET
     TO                                   EXCHANGE                  UNREALIZED
   DELIVER        VALUE      SETTLEMENT     FOR          VALUE         LOSS
    (000)         (000)         DATE       (000)         (000)         (000)
------------   ------------  ----------  ----------  ------------   ------------
U.S.$  1,605   U.S.$  1,605   07/01/98   MYR  6,555  U.S.$  1,580   U.S.$  (25)
               ------------                          ------------   ----------
               ------------                          ------------   ----------
--------------------------------------------------------------------------------





      The accompanying notes are an integral part of the financial statements.

                                                                               SIX MONTHS
                                                                                 ENDED
                                                                             JUNE 30, 1998
                                                                              (UNAUDITED)
STATEMENT OF OPERATIONS                                                          (000)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$    500
   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             109
   Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . .            (123)
----------------------------------------------------------------------------------------------
     Total Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             486
----------------------------------------------------------------------------------------------
EXPENSES
   U.S. Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . .             209
   Malaysian Investment Advisory Fees  . . . . . . . . . . . . . . . . . .              55
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . .              51
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .              50
   Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              49
   Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . .              31
   Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . .              17
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . .               3
   Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              25
----------------------------------------------------------------------------------------------
     Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .             490
----------------------------------------------------------------------------------------------
       Net Investment Loss . . . . . . . . . . . . . . . . . . . . . . . .              (4)
----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . .         (32,628)
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . .             145
----------------------------------------------------------------------------------------------
     Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . .         (32,483)
----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . .          17,670
   Appreciation on Foreign Currency Translations . . . . . . . . . . . . .              85
----------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation  . . . . . . . . . . .          17,755
----------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation         (14,728)
----------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . .   U.S.$ (14,732)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------


                                                                                    SIX MONTHS
                                                                                       ENDED
                                                                                   JUNE 30, 1998       YEAR ENDED
                                                                                     (UNAUDITED)    DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)             (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss) . . . . . . . . . . . . . . . . . . . . . . .       U.S.$     (4)      U.S.$     187
  Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (32,483)            (28,726)
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . .             17,755            (105,245)
----------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations . . . . . . . . . . .            (14,732)           (133,784)
----------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . .               (332)                 --
  In Excess of Net Realized Gain . . . . . . . . . . . . . . . . . . . . . .                 --              (4,930)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . .               (332)             (4,930)
----------------------------------------------------------------------------------------------------------------------
  Total Decrease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (15,064)           (138,714)

Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . .             49,048             187,762
----------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss of U.S.$425
    and U.S.$89, respectively) . . . . . . . . . . . . . . . . . . . . . . .       U.S.$ 33,984        U.S.$ 49,048
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                   JUNE 30, 1998 --------------------------------------------------------------------
AND RATIOS:                                 (UNAUDITED)    1997         1996          1995         1994            1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....  U.S.$  5.04  U.S.$ 19.29  U.S.$  18.58  U.S.$ 18.57   U.S.$ 27.32   U.S.$  16.28
----------------------------------------------------------------------------------------------------------------------------
Offering Costs ..........................           --           --           --           --            --           (0.07)
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ............        (0.00)#       0.02         (0.04)       (0.03)         0.01           0.03
Net Realized and Unrealized Gain (Loss)
  on Investments ........................        (1.52)      (13.76)         3.57         0.88         (5.15)         14.37
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ....        (1.52)      (13.74)         3.53         0.85         (5.14)         14.40
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .................        (0.03)          --           --           --            --           (0.13)
  In Excess of Net Investment Income ....           --           --           --           --          (0.02)         (0.03)
  Net Realized Gain .....................           --           --         (2.82)       (0.74)        (3.30)         (0.96)
  In Excess of Net Realized Gain ........           --        (0.51)          --         (0.10)        (0.29)         (0.17)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions .................        (0.03)       (0.51)        (2.82)       (0.84)        (3.61)         (1.29)
----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
  Issued through Rights Offering ........           --           --           --           --            --           (2.00)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........  U.S. $ 3.49  U.S.$  5.04  U.S.$  19.29  U.S.$ 18.58   U.S.$ 18.57   U.S.$  27.32
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ...  U.S. $ 5.38  U.S.$  6.56  U.S.$  17.50  U.S.$ 17.00   U.S.$ 17.38   U.S.$  28.00
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ..........................       (17.23)%     (61.09)%       18.92%        2.03%       (25.94)%       103.00%+
  Net Asset Value (1) ...................       (29.60)%     (72.89)%       19.93%        4.33%       (18.87)%        98.28%+
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ...  U.S.$33,984  U.S.$49,048  U.S.$187,762 U.S.$180,674  U.S.$180,587  U.S  $265,377
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets..         2.05%*       1.35%         1.29%        1.44%         1.19%          1.60%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .................        (0.02)%*      0.14%        (0.18)%      (0.14)%        0.05%          0.14%
Portfolio Turnover Rate .................           88%         107%           50%          33%           23%            43%
----------------------------------------------------------------------------------------------------------------------------

   * Annualized
   # Amount is less than U.S.$0.01.
   + This Return does not include the effect of rights issued in connection with the Rights Offering.
 (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-----------
     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Prior to November 1, 1993, pursuant to a memorandum of understanding (the "MOU") with the Malaysian Treasury, the Fund was exempt, contingent on compliance with certain conditions, from payment of Malaysian income tax for a period of eight years which commenced with the establishment of the Fund. Effective November 1, 1993, the MOU was revised and as a result approximately 95% of the Fund's income was exempt from payment of Malaysian income tax of 30% through October 31, 1995. Effective November 1, 1995, all of the Fund's income is subject to Malaysian income tax. Malaysian income tax is included in foreign taxes withheld on the Statement of Operations.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized ap-preciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statements of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5.   FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into foreign
     currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and of the timing of the recognition of gains and losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. During the six months ended June 30, 1998, the Fund incurred international custodian fees of $46,000 of which that amount was payable to the International Custodian at June 30, 1998.

F. During the six months ended June 30, 1998, the Fund made purchases and sales totaling $40,175,000 and $37,645,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $61,806,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $25,942,000, of which $45,000 related to appreciated securities and $25,987,000 related to depreciated securities. For the six months ended June 30, 1998, the Fund incurred brokerage commissions of $1,000 with Morgan Stanley & Co. Incorporated, an affiliate, of the Adviser. At December 31, 1997, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $9,368,000 available to offset future capital gains which will expire on December 31, 2005.

G. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998, totaled $14,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During June 1998, the Board declared a distribution of $0.03 per share, derived from net investment income, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                          J.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Malaysia Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:



                                                                             VOTES IN           VOTES       AUTHORITY        VOTES
PROPOSAL:                                                                    FAVOR OF          AGAINST      WITHHELD       ABSTAINED
---------                                                                   ---------          -------      --------       ---------
1.  To elect the following Directors:   Michael F. Klein . . . . . . .      5,840,087             --        145,280             --
                                        Barton M. Biggs. . . . . . . .      5,873,701             --        111,666             --
                                        John A. Levin. . . . . . . . .      5,870,515             --        114,852             --
                                        William G. Morton, Jr. . . . .      5,861,552             --        123,815             --

2.  To ratify the selection of PricewaterhouseCoopers LLP as
    independent accountants of the Fund . . . . . . . . . .. . . . . .      5,791,009         39,441             --         54,917

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         The Malaysia Fund, Inc.
                         Boston Equiserve
                         Dividend Reinvestment and Cash Purchase Plan
                         P.O. Box 1681
                         Boston, MA 02105
                         1-800-730-6001